UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2021

Frontier Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40304	46-3681866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Airport Way
Denver, CO 80239
(Address of Principal Executive Offices) (Zip Code)

(720) 374-4200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of Frontier Group Holdings, Inc. (the “Company”) approved the award of a bonus (an “IPO Bonus”) to each of Barry L. Biffle, James G. Dempsey, Howard M. Diamond, Daniel M. Shurz and Jake F. Filene in the amount of $625,000, $525,000, $400,000, $185,000 and $180,000, respectively, in recognition of each executive’s extraordinary effort and contribution to the initial public offering of the Company’s common stock.

Also on June 16, 2021, the Committee approved the award of a retention bonus (a “Retention Bonus”) to each of Messrs. Diamond and Shurz calculated based on the estimated amount of compensation to be reduced through April 1, 2023 due to the compensation limits imposed pursuant to the loan agreement and payroll support agreements entered into between the Company and the U.S. Department of Treasury (the “Compensation Limits”), which is $177,862 and $124,455, respectively.

The Retention Bonuses, together with the IPO Bonuses, will be payable to each executive on the date on which the Compensation Limits are no longer in effect, which is anticipated to be April 1, 2023, subject to the executive’s continued service to the Company through such date. The Company provided bonus letters to the executives to evidence the bonus awards.

The foregoing description of the bonus awards is qualified in its entirety by reference to the full text of the form of bonus letter, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form Bonus Letter

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

By:	/s/ Howard M. Diamond
Name:	Howard M. Diamond
Title:	General Counsel and Secretary

Date: June 21, 2021